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                                                                   Exhibit 23(d)



                              CONSENT TO BE NAMED
                           IN REGISTRATION STATEMENT



      I, George R. Mrkonic, hereby consent to be named as a director nominee in the "Management" section of the Registration Statement on Form S-3 to be filed by Comshare, Incorporated.



                                        /s/ GEORGE R. MRKONIC
                                        ---------------------
                                        George R. Mrkonic